UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-22844

Oppenheimer Senior Floating Rate Plus Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices)  (Zip code)

Cynthia Lo Bessette

OFI Global Asset Management, Inc.

225 Liberty Street, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: July 31

Date of reporting period: 10/31/2016

Item 1. Schedule of Investments.

STATEMENT OF INVESTMENTS October 31, 2016 Unaudited

	Principal Amount	Value

Corporate Loans—105.3%

Consumer Discretionary—39.3%

Auto Components—1.0%

Cooper Standard, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.00%, 3/26/21[1]	$159,136	$159,865

FPC Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.25%, 11/19/19[1]	253,474	226,437

Tower Automotive Holdings USA LLC, Sr. Sec. Credit Facilities
1st Lien Term Loan, Tranche B, 4.00%, 4/23/20[1]	172,565	172,673

		558,975

Automobiles—1.4%

Federal-Mogul Holdings Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan:
Tranche B, 4.00%, 4/3/18[1]	124,390	123,053
Tranche C, 4.75%, 4/15/21[1]	701,851	681,146

		804,199

Distributors—5.6%

Albertsons LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan:
Tranche B4, 4.50%, 8/25/21[1]	164,456	165,813
Tranche B6, 4.75%, 6/22/23[1]	156,491	158,183

Ascena Retail Group, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.25%, 7/29/22[1]	292,537	285,833

Bass Pro Group LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.00%, 6/5/20[1]	152,651	152,889

BJ’s Wholesale Club, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.50%, 9/26/19[1]	66,926	67,059

Burlington Coat Factory Warehouse Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B3, 3.50%, 8/13/21[1]	65,000	65,501

Capital Automotive LP, Sr. Sec. Credit Facilities 2nd Lien Term Loan, 6.00%, 4/30/20[1]	25,000	25,222

Dollar Tree, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.063%, 7/6/22[1]	30,000	30,337

Gymboree Corp. (The), Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.00%, 2/23/18[1]	630,000	403,725

Harbor Freight Tools USA, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.137%, 8/18/23[1]	201,125	202,670

JC Penney Corp., Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.25%, 6/23/23[1]	178,875	180,384

Leslie’s Poolmart, Inc., Sr. Sec. Credit Facilities 1st Lien Term loan, Tranche B, 5.25%, 8/16/23[1]	50,000	50,406

Men’s Wearhouse, Inc. (The), Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.50%, 6/18/21[1]	179,919	177,819

Michaels Stores, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B1, 3.75%, 1/28/23[1]	79,806	80,482

Nature’s Bounty Co. (The), Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.00%, 5/5/23[1]	249,375	250,341

Party City Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.75%, 8/19/22[1]	289,000	290,264

PetSmart, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.00%, 3/10/22[1]	392,815	394,043

1        OPPENHEIMER SENIOR FLOATING RATE PLUS FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value

Distributors (Continued)

SUPERVALU, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.50%, 3/21/19[1]	$217,991	$218,877

		3,199,848

Diversified Consumer Services—2.8%

4L Technologies, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.50%-7.00%, 5/8/20[1]	175,337	166,241

Affinion Group, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.75%, 4/30/18[1]	270,507	263,632

IQOR US, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.00%, 4/1/21[1]	387,333	359,252

IQOR US, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 9.75%, 4/1/22[1]	40,000	30,300

Koosharem LLC, Sr. Sec. Credit Facilities 1st Lien Exit Term Loan, 7.50%, 5/15/20[1]	197,934	176,656

Nord Anglia Education Finance, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.00%, 3/31/21[1]	600,360	604,113

		1,600,194

Hotels, Restaurants & Leisure—8.5%

Amaya Holdings BV, Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.00%, 7/29/21[1]	304,097	304,358

AMC Entertainment Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 2.75%, 12/15/22[1]	450,000	448,875

American Casino & Entertainment Properties, Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.75%, 7/7/22[1]	46,030	46,317

AMF Bowling Centers, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.00%, 9/19/23[1]	187,813	187,167

Boyd Gaming Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B2, 3.534%, 9/15/23[1]	170,000	171,402

Caesars Entertainment Operating Co., Inc., Extended Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B5, 1.50%, 3/1/17[1,3]	28,390	31,016

Caesars Entertainment Operating Co., Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan: Tranche B4, 1.50%, 12/31/17[1,3]	34,863	41,008
Tranche B6, 1.50%, 3/1/17[1,3]	97,450	108,048
Tranche B7, 1.50%, 1/28/18[1,3]	41,960	48,961

Caesars Entertainment Resort Properties LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 7.00%, 10/11/20[1]	539,894	543,269

Caesars Growth Properties Holdings LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.25%, 5/10/21[1]	511,520	512,000

CEC Entertainment, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.00%, 2/14/21[1]	156,568	154,373

Del Monte Foods Co., Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.25%, 2/18/21[1]	36,406	33,887

Golden Nugget, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.50%, 11/21/19[1]	267,510	270,854

Hilton Worldwide Finance LLC, Sr. Sec. Credit Facilities 1st Lien Term loan, Tranche B2, 2.50%, 10/25/23[1]	9,975	10,042

La Quinta Intermediate Holdings LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.75%, 4/14/21[1]	119,697	119,621

2        OPPENHEIMER SENIOR FLOATING RATE PLUS FUND

	Principal Amount	Value

Hotels, Restaurants & Leisure (Continued)

Live Nation Entertainment, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 2.50%, 10/26/23[1]	$45,000	$45,113

Pinnacle Operating Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.75%, 11/15/18[1]	74,422	63,630

Scientific Games International, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan:
Tranche B1, 6.00%, 10/18/20[1]	119,692	120,483
Tranche B2, 6.00%, 10/1/21[1]	446,859	449,094

SeaWorld Parks & Entertainment, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B3, 4.088%, 5/14/20[1]	61,450	61,780

Station Casinos LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.75%, 6/8/23[1]	299,250	300,783

Town Sports International LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.50%, 11/16/20[1]	246,927	195,072

Weight Watchers International, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B2, 4.10%, 4/2/20[1]	772,916	594,373

		4,861,526

Household Durables—2.7%

Coty, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 2.50%, 10/27/22[1]	35,000	35,066

Revlon Consumer Products Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.25%, 9/7/23[1]	240,000	240,863

Serta Simmons Bedding LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan:
Tranche B, 4.25%, 10/1/19[1]	25,000	25,027
Tranche B, 4.50%, 10/21/23[1]	990,000	990,265

SRAM LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.00%-5.50%, 4/10/20[1]	187,890	183,663

Wilton Brands LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 8.50%, 8/30/18[1]	83,618	72,817

		1,547,701

Internet & Direct Marketing Retail—0.2%

CWGS Group LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.75%, 2/20/20[1]	131,544	132,119

Leisure Products—0.1%

Boyd Gaming Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.00%, 8/14/20[1]	25,660	25,844

Media—16.0%

Altice US Finance I Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.75%, 10/20/24[1]	80,000	80,400

Camelot Finance LP, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.75%, 10/3/23[1]	110,000	110,292

Checkout Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.50%, 4/1/21[1]	259,317	235,006

Clear Channel Communications, Inc., Extended Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche D, 7.284%, 1/30/19[1]	2,200,102	1,676,202

Clear Channel Communications, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche E, 8.034%, 7/30/19[1]	139,658	106,925

CSC Holdings LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.876%, 10/11/24[1]	40,000	40,192

3        OPPENHEIMER SENIOR FLOATING RATE PLUS FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value

Media (Continued)

Deluxe Entertainment Services, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.50%, 2/26/20[1]	$516,171	$505,202

Entercom Radio LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.50%, 10/25/23[1]	55,000	55,412

Formula One, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.75%, 7/30/21[1]	345,000	346,294

Getty Images, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.75%, 10/18/19[1]	104,119	88,345

Harland Clarke Holdings Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan:
Tranche B3, 7.00%, 5/22/18[1]	119,349	118,677
Tranche B4, 6.00%-6.993%, 8/4/19[1]	223,712	221,894
Tranche B5, 7.00%, 12/31/19[1]	127,845	126,514

Intelsat Jackson Holdings SA, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B2, 3.75%, 6/30/19[1]	85,000	81,441

ION Media Networks, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.75%, 12/18/20[1]	135,163	136,091

Legendary Pictures, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 7.00%, 4/22/20[1]	240,000	240,600

Liberty Cablevision of Puerto Rico LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.50%, 1/7/22[1]	235,000	231,720

Lions Gate Entertainment Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.75%, 10/12/23[1]	265,000	265,773

Media General, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.00%, 7/30/20[1]	182,979	183,256

MediArena Acquisition BV, Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.75%, 8/11/21[1]	182,325	165,346

MH Sub I LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.75%, 6/30/21[1]	191,854	192,654

Mission Broadcasting, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.00%, 9/26/23[1]	36,515	36,704

NEP/NCP Holdco, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.25%, 1/22/20[1]	227,615	227,331

Nexstar Broadcasting, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 3.00%, 9/26/23[1]	593,081	596,153

Penton Business Media, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.75%, 10/3/19[1]	104,727	104,858

Salem Communications Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.50%, 3/13/20[1]	123,925	122,144

SFR Group SA, Sr. Sec. Credit Facilities 1st Lien Term Loan:

Tranche B, 4.563%, 7/29/22[1]	119,248	119,397
Tranche B10, 4.00%, 1/31/25[1]	285,000	284,377

Technicolor, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.00%, 7/11/20[1]	184,633	185,095

Tribune Co., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.75%, 12/27/20[1]	213,479	214,814

UPC Financing Partnership, Sr. Sec. Credit Facilities 1st Lien Term Loan, 3.833%, 8/31/24[1]	260,000	261,657

WaveDivision Holdings LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.00%, 10/12/19[1]	299,723	300,847

4        OPPENHEIMER SENIOR FLOATING RATE PLUS FUND

	Principal Amount	Value

Media (Continued)

WideOpenWest Finance LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.50%, 8/18/23[1]	$575,000	$574,506

William Morris Endeavor Entertainment LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.25%, 5/6/21[1]	282,906	284,814

WMG Acquisition Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, 3.75%, 11/19/23[1]	335,000	334,581

Yankee Cable Acquisition LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.25%, 3/1/20[1]	196,593	197,187

YP LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 12.25%, 6/4/18[1]	36,263	35,538

		9,088,239

Multiline Retail—0.6%

Neiman Marcus Group Ltd. LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.25%, 10/25/20[1]	374,877	345,567

Specialty Retail—0.4%

Key Safety Systems, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.50%, 8/30/21[1]	235,770	237,538

Consumer Staples—1.9%

Beverages—1.3%

Burger King, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.75%, 12/10/21[1]	244,377	245,801

Hostess Brands LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.50%, 8/3/22[1]	248,870	250,626

KFC Holding Co., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.286%, 6/16/23[1]	119,700	121,047

Landry’s, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.00%, 10/4/23[1]	145,000	146,057

		763,531

Food & Staples Retailing—0.2%

Rite Aid Corp., Sr. Sec. Credit Facilities 2nd Lien Term Loan, Tranche 1, 5.75%, 8/21/20[1]	110,000	110,533

Food Products—0.4%

CSM Bakery Supplies, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.00%, 7/3/20[1]	152,505	148,740

CSM Bakery Supplies, Sr. Sec. Credit Facilities 2nd Lien Term Loan, 8.75%, 7/5/21[1]	25,000	22,594

Dole Food Co., Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.50%-6.00%, 11/1/18[1]	43,022	43,237

		214,571

Energy—4.0%

Energy Equipment & Services—3.7%

American Energy-Marcellus LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.25%, 8/4/20[1]	229,995	130,954

California Resources Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, 11.375%, 12/31/21[1]	95,000	101,848

Chesapeake Energy Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, 8.50%, 8/23/21[1]	120,000	128,460

5        OPPENHEIMER SENIOR FLOATING RATE PLUS FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value

Energy Equipment & Services (Continued)

Drillships Financing Holding, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B1, 6.00%, 3/31/21[1]	$104,614	$53,789

Drillships Ocean Ventures, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.50%, 7/25/21[1]	54,758	38,844

Eastern Power LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.00%, 10/2/21[1]	251,148	254,601

Energy Transfer Equity LP, Sr. Sec. Credit Facilities 1st Lien Term Loan, 3.25%-4.00%, 12/2/19[1]	60,000	59,802

ExGen Texas Power LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.75%, 9/20/21[1]	206,008	166,866

Fieldwood Energy LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan:
Tranche B, 3.875%, 9/25/18[1]	90,518	83,503
Tranche B, 8.00%, 8/31/20[1]	92,000	84,870

Floatel International Ltd., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.00%, 6/27/20[1]	46,000	36,455

Gulf Finance LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.25%, 8/25/23[1]	220,000	215,875

HGIM Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.50%, 6/18/20[1]	134,577	99,587

Larchmont Resources LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 9.75%, 8/7/19[1,2]	215,375	77,714

MEG Energy Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.75%, 3/31/20[1]	189,530	179,304

Pacific Drilling SA, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.50%, 6/3/18[1]	4,974	1,418

ProPetro Services, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 7.25%, 9/30/19[1]	268,505	237,963

Seadrill Operating LP, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.00%, 2/12/21[1]	312,660	177,435

Sheridan Production Partners II-A LP, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.25%, 12/16/20[1]	4,088	3,025

Sheridan Production Partners II-M LP, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.25%, 12/16/20[1]	1,525	1,128

		2,133,441

Oil, Gas & Consumable Fuels—0.3%

Sheridan Investment Partners II-A LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.25%, 12/16/20[1]	39,387	29,147

Southcross Energy Partners LP, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.25%, 7/29/21[1]	137,434	111,665

		140,812

Financials—3.5%

Capital Markets—0.6%

Aretec Group, Inc., Sr. Sec. Credit Facilities 1st Lien Exit Term Loan, 8.00%, 11/23/20[1]	76,893	77,086

Aretec Group, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 5.398%-5.65%, 5/23/21[1,6]	341,061	276,259

		353,345

6        OPPENHEIMER SENIOR FLOATING RATE PLUS FUND

	Principal Amount	Value

Commercial Banks—1.8%

Acrisure LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.50%, 5/13/22[1]	$99,360	$99,733

Alliant Holdings Intermediate LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.50%, 8/12/22[1]	62,489	62,613

DTZ US Borrower LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.25%, 11/4/21[1]	198,492	198,493

Fly Funding II Sarl, Sr. Sec. Credit Facilities 1st Lien Term Loan, 3.50%, 8/9/19[1]	183,000	183,543

HUB International Ltd., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.00%, 10/2/20[1]	198,980	199,076

Hyperion Insurance Group Ltd., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.50%, 4/9/22[1]	134,658	132,617

iStar, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.50%, 7/1/20[1]	154,597	156,819

		1,032,894

Consumer Finance—0.7%

PGX Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.75%, 9/29/20[1]	321,968	322,974

PGX Holdings, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 10.00%, 9/29/21[1]	46,875	46,172

		369,146

Insurance—0.4%

National Financial Partners Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.50%, 7/1/20[1]	210,474	211,244

Health Care—7.0%

Health Care Equipment & Supplies—6.1%

21st Century Oncology, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 7.125%, 4/30/22[1]	42,616	39,419

Air Medical Group Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.25%, 4/28/22[1]	48,280	48,045

Alliance Healthcare Services, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.25%-4.357%, 6/3/19[1]	109,391	105,380

Alvogen Pharma US, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.00%, 4/1/22[1]	66,516	66,723

Ardent Legacy Acquisitions, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.50%, 8/4/21[1]	54,300	54,300

CareCore National LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.50%, 3/5/21[1]	37,741	37,223

Carestream Health, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.00%, 6/7/19[1]	100,880	94,053

CHS/Community Health Systems, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan:
Tranche G, 3.75%, 12/31/19[1]	74,622	71,150
Tranche H, 4.00%, 1/27/21[1]	393,665	374,130

DJO Finance LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.25%, 6/8/20[1]	297,636	294,437

Drumm Investors LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.75%-9.50%, 5/4/18[1]	194,332	193,846

7        OPPENHEIMER SENIOR FLOATING RATE PLUS FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value

Health Care Equipment & Supplies (Continued)

Envision Healthcare Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B2, 4.50%, 10/28/22[1]	$145,000	$145,705

Genoa a QoL Healthcare Co. LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.25%, 10/25/23[1]	230,000	230,359

HCR Healthcare, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.00%, 4/6/18[1]	102,057	89,810

inVentiv Health, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B4, 8.75%, 5/15/18[1]	124,738	125,128

Kinetic Concepts, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche F1, 5.00%, 11/4/20[1]	323,581	325,974

MPH Acquisition Holdings LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.00%, 5/25/23[1]	129,164	130,811

National Mentor Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.25%, 1/31/21[1]	228,931	229,504

National Surgical Hospitals, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.50%, 6/1/22[1]	24,588	24,319

Opal Acquisition, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.00%, 11/27/20[1]	176,284	163,283

Ortho-Clinical Diagnostics, Inc., Sr. Sec Credit Facilities 1st Lien Term Loan, Tranche B, 4.75%, 6/30/21[1]	58,963	57,627

Pharmaceutical Product Development LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche D, 4.25%, 8/18/22[1]	159,609	159,758

Quorum Health Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.75%, 4/29/22[1]	79,001	74,487

Sterigenics-Nordion Holdings LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.25%, 5/15/22[1]	94,510	94,510

Valeant Pharmaceuticals International, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche BE, 5.25%, 8/5/20[1]	225,000	225,094

		3,455,075

Health Care Providers & Services—0.6%

Kindred Healthcare, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.25%, 4/9/21[1]	347,569	348,291

New Millennium Holdco, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 7.50%, 12/21/20[1]	18,844	12,001

		360,292

Health Care Technology—0.2%

Vitera Healthcare Solutions LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.00%, 11/4/20[1]	93,934	91,292

Life Sciences Tools & Services—0.1%

DPx Holdings BV, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.25%, 3/11/21[1]	61,416	61,512

Industrials—20.1%

Aerospace & Defense—0.3%

AM General LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 10.25%, 3/22/18[1]	81,369	81,064

Doncasters US Finance LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.50%, 4/9/20[1]	114,287	113,609

		194,673

8        OPPENHEIMER SENIOR FLOATING RATE PLUS FUND

	Principal Amount	Value

Commercial Services & Supplies—9.5%

Access CIG LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.00%, 10/18/21[1]	$68,552	$68,638

Allied Universal Holdco LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.75%, 7/28/22[1]	382,324	382,802

Asurion LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan:
Tranche B, 5.00%, 8/4/22[1]	218,299	219,663
Tranche B1, 5.00%, 5/24/19[1]	111,617	111,931
Tranche B2, 4.25%, 7/8/20[1]	159,701	160,186
Tranche B5, 5.00%, 10/28/23[1]	96,524	96,041

Audio Visual Services Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.50%, 1/22/21[1]	375,070	376,477

Ceridian HCM Holdings, Inc., Extended Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.50%, 9/15/20[1]	98,271	96,633

CEVA Group plc, Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.50%, 3/14/21[1]	42,266	33,813

CEVA Group plc, Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.50%, 3/19/21[1]	35,926	28,741

CEVA Group plc, Sr. Sec. Credit Facilities Letter of Credit 1st Lien Term Loan, 6.50%, 3/14/21[1]	29,803	23,842

Compass Group Diversified Holdings LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.25%, 6/6/21[1]	69,825	70,436

Crossmark Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.50%, 12/20/19[1]	139,974	100,082

Engility Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan:
Tranche B1, 4.784%, 8/12/20[1]	40,000	40,425
Tranche B2, 5.75%-7.25%, 8/14/23[1]	112,941	114,441

First Advantage, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.25%, 6/30/22[1]	248,072	244,816

Garda World Security Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.00%-4.00%, 11/6/20[1]	297,349	295,305

IG Investments Holdings LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.00%, 10/31/21[1]	154,067	155,511

Information Resources, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.75%, 9/30/20[1]	12,034	12,071

Inmar, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.25%, 1/27/21[1]	293,425	292,141

iPayment, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.75%, 5/8/17[1]	155,000	147,250

Kindercare Education LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.25%, 8/13/22[1]	176,999	177,663

Knowledge Universe, Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.00%, 8/12/22[1]	148,872	149,431

Laureate Education, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 8.868%, 3/17/21[1]	213,463	212,162

LS Deco LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.00%, 5/23/22[1]	58,438	59,095

Monitronics International, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B2, 6.50%, 9/30/22[1]	255,000	253,725

Neff Rental LLC, Sr. Sec. Credit Facilities 2nd Lien Term Loan, 7.25%, 6/9/21[1]	73,658	72,062

9        OPPENHEIMER SENIOR FLOATING RATE PLUS FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value

Commercial Services & Supplies (Continued)

Novitex Acquisition LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 8.00%, 7/1/20[1]	$86,513	$82,484

SourceHOV LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 7.75%, 10/31/19[1]	66,317	57,323

Travelport Finance Luxembourg Sarl, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.00%, 9/2/21[1]	244,022	245,674

TruGreen LP, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.50%, 4/13/23[1]	249,375	252,414

West Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B12, 3.75%, 6/17/23[1]	543,638	547,511

XPO Logistics, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B2, 4.25%, 11/1/21[1]	254,363	256,366

		5,437,155

Electrical Equipment—0.4%

Applied Systems, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.00%, 1/25/21[1]	170,346	170,860

Internap Network Services Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, 7.00%, 11/22/19[1]	68,075	65,182

		236,042

Industrial Conglomerates—4.3%

Apex Tool Group LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.50%, 1/31/20[1]	32,797	32,387

Boyd Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.25%, 4/15/22[1]	84,050	81,529

Cortes NP Acquisition Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.00%, 9/29/23[1]	205,000	204,616

CPI Acquisition, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.50%, 8/17/22[1]	137,604	135,540

Dayco Products LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.25%, 12/12/19[1]	304,464	305,225

Doosan Bobcat, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.50%, 5/28/21[1]	81,184	81,420

Excelitas Technologies Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.00%, 11/2/20[1]	10,009	9,784

Filtration Group, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.25%, 11/20/20[1]	14,808	14,871

Gates Global LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.25%, 7/5/21[1]	188,641	186,060

Generac Power Systems, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.50%, 5/31/23[1]	95,000	95,237

Harsco Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.50%, 10/27/23[1]	70,000	70,875

Hillman Group, Inc. (The), Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.50%, 6/30/21[1]	106,987	107,355

Milacron LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.25%, 9/28/20[1]	90,000	90,504

TransDigm, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche F, 3.75%, 6/9/23[1]	795,000	793,410

10        OPPENHEIMER SENIOR FLOATING RATE PLUS FUND

	Principal Amount	Value

Industrial Conglomerates (Continued)

Wencor Group, Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.50%, 6/25/21[1]	$95,032	$87,667

WP CPP Holdings LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.50%, 12/28/19[1]	145,518	142,971

		2,439,451

Machinery—0.9%

BWAY Holdings Co., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.50%, 8/14/20[1]	529,615	533,808

Road & Rail—2.9%

Air Canada, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.614%, 10/6/23[1]	50,000	50,219

American Airlines, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan: Tranche B, 3.25%, 10/10/21[1]	54,444	54,571
Tranche B, 3.25%, 4/28/23[1]	60,000	60,112

Commercial Barge Line Co., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 9.75%, 11/12/20[1]	380,437	369,975

Western Express, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 8.924%, 2/23/22[1]	612,000	615,244

YRC Worldwide, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 8.00%, 2/13/19[1]	537,369	511,172

		1,661,293

Trading Companies & Distributors—0.2%

Orchard Acquisition Co. LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 7.00%, 2/8/19[1]	210,000	89,250

Transportation Infrastructure—1.6%

MPG Holdco I, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.75%, 10/20/21[1]	130,593	131,281

Navistar, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.50%, 8/7/20[1]	457,078	460,506

TI Group Automotive Systems LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.50%, 6/30/22[1]	298,044	299,035

		890,822

Information Technology—14.5%

Communications Equipment—0.3%

Birch Communications, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 7.75%, 7/17/20[1]	198,939	162,135

Electronic Equipment, Instruments, & Components—0.7%

Aricent Technologies, Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.50%, 4/14/21[1]	262,720	246,355

Kronos, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.50%, 10/30/19[1]	170,000	170,438

		416,793

Internet Software & Services—11.9%

Abacus Innovations Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.284%, 8/16/23[1]	600,000	605,438

Active Network, Inc. (The), Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.50%, 11/13/20[1]	209,090	208,218

11        OPPENHEIMER SENIOR FLOATING RATE PLUS FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value

Internet Software & Services (Continued)

Avago Technologies Cayman Finance Ltd., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B3, 3.535%, 2/1/23[1]	$188,982	$191,167

Avaya, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B7, 6.25%, 4/30/20[1]	1,039,236	859,156

Blackboard, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B4, 6.00%, 6/30/21[1]	252,692	250,986

Cavium, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.75%, 8/10/22[1]	80,000	80,200

CDW LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.00%, 8/17/23[1]	334,475	335,968

CommScope, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.50%, 12/29/22[1]	20,000	20,050

Compuware Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B2, 6.25%, 12/15/21[1]	226,285	226,851

Cypress Semiconductor Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.50%, 7/5/21[1]	327,438	331,394

Dell International LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.00%, 9/7/23[1]	670,000	675,513

Deltek, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.00%, 6/25/22[1]	111,073	111,809

Epicor Software Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.75%, 6/1/22[1]	104,208	103,557

First Data Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.524%, 3/24/21[1]	294,564	296,528

Informatica Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.50%, 8/5/22[1]	198,216	195,069

MKS Instruments, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.25%, 4/28/23[1]	82,378	83,270

Polycom, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 7.50%, 9/27/23[1]	90,000	88,200

Rackspace Hosting, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.25%, 10/26/23[1]	350,000	352,469

Riverbed Technology, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.00%, 4/25/22[1]	314,316	317,227

Science Applications International Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.25%, 5/4/22[1]	70,000	70,569

Seahawk Holding Cayman Ltd., Sr. Sec. Credit Facilities 1st Lien Term Loan, 7.00%, 9/27/22[1]	130,000	129,884

SolarWinds Holdings. Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.50%, 2/3/23[1]	64,838	65,341

TIBCO Software, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.50%, 12/4/20[1]	315,871	316,331

TTM Technologies, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.103%, 5/31/21[1]	170,951	172,445

Uber Technologies, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.00%, 7/13/23[1]	35,000	35,197

Veritas US, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B1, 6.625%, 1/27/23[1]	353,737	330,487

Western Digital Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.50%, 4/29/23[1]	254,363	257,622

12        OPPENHEIMER SENIOR FLOATING RATE PLUS FUND

	Principal Amount	Value

Internet Software & Services (Continued)

Zebra Technologies Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.00%, 10/27/21[1]	$45,156	$45,683

		6,756,629

IT Services—0.2%

First Data Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.275%, 7/8/22[1]	130,000	131,065

Office Electronics—0.4%

BMC Software, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.00%, 9/10/20[1]	250,901	247,947

Software—1.0%

Aptean, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.25%, 2/21/20[1]	38,415	38,403

Infor US, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B5, 3.75%, 6/3/20[1]	301,154	300,778

Securus Technologies Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan:
Tranche B, 4.75%, 4/30/20[1]	203,962	201,412
Tranche B2, 5.25%, 4/30/20[1]	24,837	24,527

		565,120

Materials—9.4%

Chemicals—3.4%

CeramTec Acquisition Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B2, 4.25%, 8/28/20[1]	8,649	8,703

CeramTec Service GmbH, Sr. Sec. Credit Facilities 1st Lien Term Loan: Tranche B1, 4.25%, 8/28/20[1]	78,088	78,576
Tranche B3, 4.25%, 8/28/20[1]	23,865	24,014

Cyanco Intermediate Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.50%, 5/1/20[1]	24,672	24,733

Emerald Performance Materials LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.50%, 7/23/21[1]	84,342	85,045

Huntsman International LLC, Extended Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.00%, 4/19/19[1]	15,000	15,094

Ineos Styrolution US Holding LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.75%, 9/30/21[1]	85,000	85,505

Ineos US Finance LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan: Tranche B, 3.75%, 5/4/18[1]	184,519	185,052
Tranche B, 3.75%, 12/15/20[1]	30,000	30,142
Tranche B, 4.25%, 3/31/22[1]	49,873	50,618

Kraton Polymers LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.00%, 1/6/22[1]	235,000	237,007

OCI Beaumont LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 7.75%, 8/20/19[1]	138,018	135,775

Road Infrastructure Investment LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.00%, 6/13/23[1]	50,000	50,453

Royal Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.50%, 6/20/22[1]	118,924	119,544

Solenis International LP, Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.25%, 8/2/21[1]	29,507	29,474

13        OPPENHEIMER SENIOR FLOATING RATE PLUS FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value

Chemicals (Continued)

Tronox Pigments BV, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.50%, 3/19/20[1]	$302,540	$301,148

Univar, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.25%, 7/1/22[1]	293,421	294,033

Versum Materials, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.34%, 9/29/23[1]	160,000	161,100

		1,916,016

Construction Materials—1.7%

84 Lumber Co., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.75%, 10/7/23[1]	50,000	49,625

Continental Building Products Operating Co. LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.588%, 8/11/23[1]	200,000	201,000

CPG International, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.75%, 9/30/20[1]	72,803	73,258

HD Supply, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan: Tranche B1, 3.63%, 8/13/21[1]	203,350	204,261
Tranche B2, 3.63%, 10/17/23[1]	140,000	140,394

Henry Co. LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.50%, 10/5/23[1]	10,000	10,050

Quikrete Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.00%, 9/28/20[1]	133,168	133,846

Realogy Group LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.75%, 7/20/22[1]	129,675	130,742

		943,176

Containers & Packaging—2.2%

Ardagh Holdings USA, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.00%, 12/17/21[1]	49,800	50,105

Berry Plastics Group, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche H, 3.75%, 10/3/22[1]	389,974	391,680

Consolidated Container Holdings LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.00%, 7/3/19[1]	116,592	116,446

Exopack/Coveris Holdings SA, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.50%, 5/8/19[1]	145,106	145,166

KIK Custom Products, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.00%, 8/26/22[1]	48,766	48,766

Kloeckner Pentaplast of America, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.00%, 4/22/20[1]	66,931	67,350

Kloeckner Pentaplast of America, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.00%, 4/28/20[1]	153,111	154,068

Reynolds Group Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.25%, 2/5/23[1]	195,067	195,743

SIG Combibloc US Acquisition, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.00%, 3/13/22[1]	109,722	110,021

		1,279,345

Metals & Mining—1.9%

Arch Coal, Inc., Sr. Sec. Credit Facilities 1st Lien Exit Term Loan, 10.00%, 10/5/21[1]	151,735	154,833

14        OPPENHEIMER SENIOR FLOATING RATE PLUS FUND

	Principal Amount	Value

Metals & Mining (Continued)

Murray Energy Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B2, 8.25%, 4/16/20[1]	$893,254	$829,237

Novelis, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.00%, 6/2/22[1]	120,320	120,832

		1,104,902

Paper & Forest Products—0.2%

Signode Industrial Group US, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.75%, 4/30/21[1]	121,136	121,021

Telecommunication Services—2.3%

Diversified Telecommunication Services—2.3%

Consolidated Communications, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.00%, 10/5/23[1]	70,000	70,525

FairPoint Communications, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 7.50%, 2/14/19[1]	137,715	138,369

Global Tel*Link Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.00%, 5/22/20[1]	222,029	216,340

IPC Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.50%, 8/6/21[1]	423,550	403,431

IPC Corp., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 10.50%, 2/4/22[1]	110,000	89,375

LTS Buyer LLC, Sr. Sec. Credit Facilities 2nd Lien Term Loan, 8.00%, 4/12/21[1]	113,125	113,691

US TelePacific Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.00%, 11/25/20[1]	142,006	140,098

Windstream Services LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B6, 4.75%, 3/29/21[1]	55,000	55,267

XO Communications, Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.25%, 3/22/21[1]	77,703	77,907

Zayo Group LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.75%, 5/6/21[1]	10,000	10,059

		1,315,062

Utilities—3.3%

Electric Utilities—3.1%

Alinta Energy Finance Pty Ltd., Sr. Sec. Credit Facilities 1st Lien Term Loan: Tranche B, 6.375%, 8/13/18[1]	18,420	18,466
Tranche B, 6.375%, 8/13/19[1]	277,122	277,815

Dayton Power & Light Co. (The), Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.00%, 8/24/22[1]	105,000	106,050

Dynegy, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.00%, 6/27/23[1]	120,000	120,808

EFS Cogen Holdings I LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.25%, 6/28/23[1]	67,913	68,677

InterGen NV, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.50%, 6/15/20[1]	241,875	230,991

MRP Generation Holdings LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 8.00%, 9/29/22[1]	40,000	38,900

NRG Energy, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.50%, 6/30/23[1]	186,703	187,310

15        OPPENHEIMER SENIOR FLOATING RATE PLUS FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value

Electric Utilities (Continued)

Sandy Creek Energy Associates LP, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.00%, 11/9/20[1]	$235,321	$197,768

Talen Energy Supply LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.00%, 10/18/23[1]	539,000	540,684

		1,787,469

Independent Power and Renewable Electricity Producers—0.2%

Dynegy, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B2, 4.00%, 4/23/20[1]	119,077	119,300

Total Corporate Loans (Cost $60,325,841)		60,047,912

Corporate Bonds and Notes—3.4%

Alcoa Nederland Holding BV: 6.75% Sr. Unsec. Nts., 9/30/24[4]	25,000	25,937
7.00% Sr. Unsec. Nts., 9/30/26[4]	50,000	51,500

Altice US Finance I Corp., 5.50% Sr. Sec. Nts., 5/15/26[4]	255,000	260,737

Calpine Corp., 5.25% Sr. Sec. Nts., 6/1/26[4]	235,000	239,112

CCO Holdings LLC/CCO Holdings Capital Corp., 5.50% Sr. Unsec. Nts., 5/1/26[4]	115,000	118,450

Cheniere Corpus Christi Holdings LLC, 7% Sr. Sec. Nts., 6/30/24[4]	215,000	228,975

Diamond 1 Finance Corp./Diamond 2 Finance Corp., 4.42% Sr. Sec. Nts., 6/15/21[4]	115,000	120,364

Goodyear Tire & Rubber Co. (The), 5% Sr. Unsec. Nts., 5/31/26	115,000	115,863

Hanesbrands, Inc., 4.625% Sr. Unsec. Nts., 5/15/24[4]	115,000	117,516

International Game Technology plc, 6.50% Sr. Sec. Nts., 2/15/25[4]	220,000	239,800

Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/ Reynolds Group Issuer Luxembourg, 4.38% Sr. Sec. Nts., 7/15/21[1,4]	75,000	76,688

Sabine Pass Liquefaction LLC, 5.875% Sr. Sec. Nts., 6/30/26[4]	215,000	232,512

Virgin Media Secured Finance plc, 5.50% Sr. Sec. Nts., 8/15/26[4]	135,000	136,856

Total Corporate Bonds and Notes (Cost $1,910,984)		1,964,310

	Shares

Common Stocks—2.6%

Arch Coal, Inc., Cl. A5	10,922	801,456

Aretec Group, Inc.[5]	2,716	21,728

Everyware Global, Inc.[5]	5,211	45,596

Media General, Inc.[5]	30,400	512,240

Millennium Corporate Claim Litigation Trust[5]	274	3

Millennium Lender Claim Litigation Trust[5]	548	6

New Millennium Holdco, Inc.[5]	5,562	56

Quicksilver Resources, Inc.[5]	571,500	20,517

Sabine Oil[5]	94	4,700

Templar Energy, Cl. A5	7,400	48,099

Vantage Drilling International[5]	137	11,645

Total Common Stocks (Cost $1,913,302)		1,466,046

16        OPPENHEIMER SENIOR FLOATING RATE PLUS FUND

	Units	Value

Rights, Warrants and Certificates—0.0%

Sabine Oil Tranche 1 Wts., Strike Price $4.49, Exp. 8/11/26[5]	299	$2,840

Sabine Oil Tranche 2 Wts., Strike Price $2.72, Exp. 8/11/26[5]	53	451

Total Rights, Warrants and Certificates (Cost $40,001)		3,291
	Shares

Investment Company—11.7%

Oppenheimer Institutional Government Money Market Fund, Cl. E, 0.28%[7,8] (Cost $6,645,758)	6,645,758	6,645,758

Total Investments, at Value (Cost $70,835,886)	123.0%	70,127,317

Net Other Assets (Liabilities)	(23.0)	(13,091,675)

Net Assets	100.0%	$57,035,642

Footnotes to Statement of Investments

1. Represents the current interest rate for a variable or increasing rate security.

2. This security is not accruing income because the issuer has missed an interest payment on it and/or is not anticipated to make future interest and/or principal payments. The rate shown is the contractual interest rate. See Note 3 of the accompanying Notes.

3. Subject to a forbearance agreement. Rate shown is the contractual interest rate. See Note 3 of the accompanying Notes.

4. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $1,848,447 or 3.24% of the Fund’s net assets at period end.

5. Non-income producing security.

6. Interest or dividend is paid-in-kind, when applicable.

7. Rate shown is the 7-day yield at period end.

8. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the reporting period, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the reporting period in which the issuer was an affiliate are as follows:

	Shares July 31, 2016	Gross Additions	Gross Reductions	Shares October 31, 2016
Oppenheimer Institutional Government Money Market Fund, Cl. Ea	1,490,275	18,533,323	13,377,840	6,645,758

	Value	Income
Oppenheimer Institutional Government Money Market Fund, Cl. Ea	$6,645,758	$2,002

      a. Prior to September 28. 2016, this fund was named Oppenheimer Institutional Money Market Fund.

17        OPPENHEIMER SENIOR FLOATING RATE PLUS FUND

NOTES TO STATEMENT OF INVESTMENTS October 31, 2016 Unaudited

1. Organization

Oppenheimer Senior Floating Rate Plus Fund (the “Fund”) is registered under the Investment Company Act of 1940 (“1940 Act”), as amended, as an open-end diversified management investment company. The Fund’s investment objective is to seek income. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI.

2. Securities Valuation

The Fund calculates the net asset value of its shares as of 4:00 P.M. Eastern time, on each day the New York Stock Exchange (the “Exchange”) is open for trading, except in the case of a scheduled early closing of the Exchange, in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.

    The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the mean between the bid and asked price on the principal exchange or, if not available from the principal exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) a bid from the principal exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer. A security of a foreign issuer traded on a foreign exchange, but not listed on a registered U.S. securities exchange, is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and

18        OPPENHEIMER SENIOR FLOATING RATE PLUS FUND

2. Securities Valuation (Continued)

asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors

Corporate debt, government debt, municipal, mortgage- backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.

Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security, the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific

19        OPPENHEIMER SENIOR FLOATING RATE PLUS FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

2. Securities Valuation (Continued)

fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The Fund classifies each of its investments in investment companies which are publicly offered as Level 1. Investment companies that are not publicly offered are measured using net asset value as a practical expedient, and are not classified in the fair value hierarchy.

The table below categorizes at period end based on valuation input level:

20        OPPENHEIMER SENIOR FLOATING RATE PLUS FUND

2. Securities Valuation (Continued)

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Corporate Loans	$—	$60,047,912	$—	$60,047,912
Corporate Bonds and Notes	—	1,964,310	—	1,964,310
Common Stocks	1,313,696	152,341	9	1,466,046
Rights, Warrants and Certificates	—	3,291	—	3,291
Investment Company	6,645,758	—	—	6,645,758

Total Assets	$7,959,454	$62,167,854	$9	$70,127,317

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

3. Investments and Risks

Investments in Affiliated Funds. The Fund is permitted to invest in other mutual funds advised by the Manager (“Affiliated Funds”). Affiliated Funds are open-end management investment companies registered under the 1940 Act, as amended. The Manager is the investment adviser of, and the Sub-Adviser provides investment and related advisory services to, the Affiliated Funds. When applicable, the Fund’s investments in Affiliated Funds are included in the Statement of Investments. Shares of Affiliated Funds are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of the Affiliated Funds’ expenses, including their management fee. The Manager will waive fees and/ or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Affiliated Funds.

Each of the Affiliated Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Affiliated Fund than in another, the Fund will have greater exposure to the risks of that Affiliated Fund.

Investments in Money Market Instruments. The Fund is permitted to invest its free cash balances in money market instruments to provide liquidity or for defensive purposes. The Fund may invest in money market instruments by investing in Class E shares of Oppenheimer Institutional Government Money Market Fund (“IGMMF”), formerly known as Oppenheimer Institutional Money Market Fund, which is an Affiliated Fund. IGMMF is regulated as a money market fund under the 1940 Act, as amended. The Fund may also invest in money market instruments directly or in other affiliated or unaffiliated money market funds.

Senior Loans. Under normal market conditions, the Fund will invest at least 80% of its net assets (plus borrowings for investment purposes) in floating rate Senior Loans made to U.S.

21        OPPENHEIMER SENIOR FLOATING RATE PLUS FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

3. Investments and Risks (Continued)

and foreign borrowers that are corporations, partnerships or other business entities. The Fund will do so either as an original lender or as a purchaser of a loan assignment or a participation interest in a loan. While most of these loans will be collateralized, the Fund can invest without limit in uncollateralized floating rate Senior Loans. Senior Loans are often issued in connection with recapitalizations, acquisitions, leveraged buyouts, and refinancing of borrowers. The Senior Loans pay interest at rates that float above (or are adjusted periodically based on) a benchmark that reflects current interest rates. Senior Loans generally are not listed on any national securities exchange or automated quotation system and no active trading market exists for some Senior Loans. As a result, some Senior Loans are illiquid, which may make it difficult for the Fund to value them or dispose of them at an acceptable price when necessary. To the extent that a secondary market does exist for certain Senior Loans, the market may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods.

At period end, securities with an aggregate market value of $60,047,912, representing 105.3% of the Fund’s net assets were comprised of Senior Loans.

Securities on a When-Issued or Delayed Delivery Basis. The Fund purchases and sells interests in Senior Loans and other portfolio securities on a “when issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund’s net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.

Equity Security Risk. Stocks and other equity securities fluctuate in price. The value of the Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments.

The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities. These factors may include, but are not limited to, poor earnings reports, a loss of customers,

22        OPPENHEIMER SENIOR FLOATING RATE PLUS FUND

3. Investments and Risks (Continued)

litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.

Credit Risk. Senior loans are subject to credit risk. Credit risk relates to the ability of the borrower under a senior loan to make interest and principal payments as they become due. The Fund’s investments in senior loans are subject to risk of missing an interest payment.

Information concerning securities not accruing income at period end is as follows:

Cost	$215,375
Market Value	$77,714
Market Value as % of Net Assets	0.14%

The Fund has entered into forbearance agreements with certain obligors under which the Fund has agreed to temporarily forego receipt of the original principal or coupon interest rates. At period end, securities with an aggregate market value of $229,033, representing 0.40% of the Fund’s net assets, were subject to these forbearance agreements.

4. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the Fund to various market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than

23        OPPENHEIMER SENIOR FLOATING RATE PLUS FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

4. Market Risk Factors (Continued)

obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

5. Federal Taxes

The approximate aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes at period end are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses.

Federal tax cost of securities	$70,857,822

Gross unrealized appreciation	$1,213,650
Gross unrealized depreciation	(1,944,155)

Net unrealized depreciation	$(730,505)

24        OPPENHEIMER SENIOR FLOATING RATE PLUS FUND

Item 2. Controls and Procedures.

(a)	Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 10/31/2016, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to the registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

(b)	There have been no significant changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

Exhibits attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Senior Floating Rate Plus Fund

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	12/14/2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Arthur P. Steinmetz

Arthur P. Steinmetz
Principal Executive Officer
Date:	12/14/2016

By:	/s/ Brian S. Petersen
Brian S. Petersen
Principal Financial Officer
Date:	12/14/2016